                                                                     EXHIBIT 24

American General Corporation:  Board of Directors

Date:            March 16, 1995
Subject:         Limited Power of Attorney for Shelf
                 Registration Statement on Form S-3


Purpose.         The purpose of this limited power of attorney is to authorize certain officers of the Company to
-------          execute, on behalf of the undersigned person, the Company's Shelf Registration Statement on Form S-3,
                 together with any required further amendments, exhibits or other related documents and to file the same with the Securities and Exchange Commission.

         WHEREAS, AMERICAN GENERAL CORPORATION, a Texas corporation (the "Company"), will file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, a Registration Statement on Form S-3 ("Registration Statement") including one or more prospectuses included therein ("Prospectuses"), with such amendments (including pre-effective and post-effective amendments) to such Registration Statement and any supplement or supplements to the Prospectuses as may be necessary or appropriate, in connection with registration by the Company of the following securities: (i) debt securities, including but not limited to senior or subordinated debt securities, medium-term notes, debt securities convertible into common stock or convertible into, or exchangeable for, other equity securities, or debt securities secured by assets of the Company, or of any direct or indirect subsidiaries of the Company or of any special purpose entity (a "SPE"), including but not limited to corporations, limited liability companies, limited partnerships or trusts; (ii) common stock of the Company;
(iii) preferred stock of the Company (which may be represented in whole or in part by depositary shares) issuable with such designations, powers, preferences and rights as permitted by the Company's Restated Articles of Incorporation, as amended, and applicable law; (iv) warrants to purchase common stock, preferred stock or debt securities; (v) any other equity securities; and/or (vi) the guaranty of any contract, securities (including any preferred shares or other equity or debt securities) or other obligations of any SPE or of one or more other entities, which securities may be issued from time to time at the discretion of the Terms Committee of the Board of Directors (as established by the Board of Directors);

         NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company does hereby appoint Harold
S. Hook, James R. Tuerff, and Jon P. Newton, and each of them, severally, his true and lawful attorney-in-fact or attorneys-in-fact, with or without the others and with full power of substitution and resubstitution, to execute in his name, place, and stead, in his capacity as a director or officer or both, as the case may be, of the Company:

         (1) the Registration Statement, including the Prospectuses and exhibits thereto, and any and all amendments (including pre-effective and post-effective amendments) to such Registration Statement and any supplement or supplements to the Prospectuses as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission and to appear before the Commission in connection with any matter relating thereto; and

         (2) any application, statement, petition, notice, or other document, or any amendment thereto, or any exhibit filed in connection therewith, which is required to register or qualify (or exempt from registration or qualification) the securities of the Company being offered, and to register or license the Company as a broker or dealer in securities, under the securities or blue-sky or insurance laws of all states as may be necessary or appropriate to permit the offering and sale as contemplated by said Registration Statement.

         Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with such Registration Statement or related securities or blue-sky or insurance filings, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

         IN WITNESS WHEREOF, the undersigned has executed this instrument this 16th day of March, 1995.

                                                      /S/ J. EVANS ATTWELL
                                                    -------------------------
                                                          J. Evans Attwell

American General Corporation:  Board of Directors

Date:            March 16, 1995
Subject:         Limited Power of Attorney for Shelf Registration Statement on Form S-3


Purpose.         The purpose of this limited power of attorney is to authorize certain officers of the Company to
-------          execute, on behalf of the undersigned person, the Company's Shelf Registration Statement on Form S-3,
                 together with any required further amendments, exhibits or other related documents and to file the same with the Securities and Exchange Commission.

         WHEREAS, AMERICAN GENERAL CORPORATION, a Texas corporation (the "Company"), will file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, a Registration Statement on Form S-3 ("Registration Statement") including one or more prospectuses included therein ("Prospectuses"), with such amendments (including pre-effective and post-effective amendments) to such Registration Statement and any supplement or supplements to the Prospectuses as may be necessary or appropriate, in connection with registration by the Company of the following securities: (i) debt securities, including but not limited to senior or subordinated debt securities, medium-term notes, debt securities convertible into common stock or convertible into, or exchangeable for, other equity securities, or debt securities secured by assets of the Company, or of any direct or indirect subsidiaries of the Company or of any special purpose entity (a "SPE"), including but not limited to corporations, limited liability companies, limited partnerships or trusts; (ii) common stock of the Company;
(iii) preferred stock of the Company (which may be represented in whole or in part by depositary shares) issuable with such designations, powers, preferences and rights as permitted by the Company's Restated Articles of Incorporation, as amended, and applicable law; (iv) warrants to purchase common stock, preferred stock or debt securities; (v) any other equity securities; and/or (vi) the guaranty of any contract, securities (including any preferred shares or other equity or debt securities) or other obligations of any SPE or of one or more other entities, which securities may be issued from time to time at the discretion of the Terms Committee of the Board of Directors (as established by the Board of Directors);

         NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company does hereby appoint Harold
S. Hook, James R. Tuerff, and Jon P. Newton, and each of them, severally, his true and lawful attorney-in-fact or attorneys-in-fact, with or without the others and with full power of substitution and resubstitution, to execute in his name, place, and stead, in his capacity as a director or officer or both, as the case may be, of the Company:

         (1) the Registration Statement, including the Prospectuses and exhibits thereto, and any and all amendments (including pre-effective and post-effective amendments) to such Registration Statement and any supplement or supplements to the Prospectuses as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission and to appear before the Commission in connection with any matter relating thereto; and

         (2) any application, statement, petition, notice, or other document, or any amendment thereto, or any exhibit filed in connection therewith, which is required to register or qualify (or exempt from registration or qualification) the securities of the Company being offered, and to register or license the Company as a broker or dealer in securities, under the securities or blue-sky or insurance laws of all states as may be necessary or appropriate to permit the offering and sale as contemplated by said Registration Statement.

         Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with such Registration Statement or related securities or blue-sky or insurance filings, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

         IN WITNESS WHEREOF, the undersigned has executed this instrument this 16th day of March, 1995.


                                                  /S/ BRADY F. CARRUTH
                                             ------------------------------
                                                      Brady F. Carruth

American General Corporation:  Board of Directors

Date:            March 16, 1995
Subject:         Limited Power of Attorney for Shelf Registration Statement on Form S-3


Purpose.         The purpose of this limited power of attorney is to authorize certain officers of the Company to
-------          execute, on behalf of the undersigned person, the Company's Shelf Registration Statement on Form S-3,
                 together with any required further amendments, exhibits or other related documents and to file the same with the Securities and Exchange Commission.

         WHEREAS, AMERICAN GENERAL CORPORATION, a Texas corporation (the "Company"), will file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, a Registration Statement on Form S-3 ("Registration Statement") including one or more prospectuses included therein ("Prospectuses"), with such amendments (including pre-effective and post-effective amendments) to such Registration Statement and any supplement or supplements to the Prospectuses as may be necessary or appropriate, in connection with registration by the Company of the following securities: (i) debt securities, including but not limited to senior or subordinated debt securities, medium-term notes, debt securities convertible into common stock or convertible into, or exchangeable for, other equity securities, or debt securities secured by assets of the Company, or of any direct or indirect subsidiaries of the Company or of any special purpose entity (a "SPE"), including but not limited to corporations, limited liability companies, limited partnerships or trusts; (ii) common stock of the Company;
(iii) preferred stock of the Company (which may be represented in whole or in part by depositary shares) issuable with such designations, powers, preferences and rights as permitted by the Company's Restated Articles of Incorporation, as amended, and applicable law; (iv) warrants to purchase common stock, preferred stock or debt securities; (v) any other equity securities; and/or (vi) the guaranty of any contract, securities (including any preferred shares or other equity or debt securities) or other obligations of any SPE or of one or more other entities, which securities may be issued from time to time at the discretion of the Terms Committee of the Board of Directors (as established by the Board of Directors);

         NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company does hereby appoint Harold
S. Hook, James R. Tuerff, and Jon P. Newton, and each of them, severally, his true and lawful attorney-in-fact or attorneys-in-fact, with or without the others and with full power of substitution and resubstitution, to execute in his name, place, and stead, in his capacity as a director or officer or both, as the case may be, of the Company:

         (1) the Registration Statement, including the Prospectuses and exhibits thereto, and any and all amendments (including pre-effective and post-effective amendments) to such Registration Statement and any supplement or supplements to the Prospectuses as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission and to appear before the Commission in connection with any matter relating thereto; and

         (2) any application, statement, petition, notice, or other document, or any amendment thereto, or any exhibit filed in connection therewith, which is required to register or qualify (or exempt from registration or qualification) the securities of the Company being offered, and to register or license the Company as a broker or dealer in securities, under the securities or blue-sky or insurance laws of all states as may be necessary or appropriate to permit the offering and sale as contemplated by said Registration Statement.

         Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with such Registration Statement or related securities or blue-sky or insurance filings, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

         IN WITNESS WHEREOF, the undersigned has executed this instrument this 16th day of March, 1995.



                                             /S/ W. LIPSCOMB DAVIS JR.
                                          ------------------------------
                                                 W. Lipscomb Davis Jr.

American General Corporation:  Board of Directors

Date:            March 16, 1995
Subject:         Limited Power of Attorney for Shelf Registration Statement on Form S-3


Purpose.         The purpose of this limited power of attorney is to authorize certain officers of the Company to
-------          execute, on behalf of the undersigned person, the Company's Shelf Registration Statement on Form S-3,
                 together with any required further amendments, exhibits or other related documents and to file the same with the Securities and Exchange Commission.

         WHEREAS, AMERICAN GENERAL CORPORATION, a Texas corporation (the "Company"), will file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, a Registration Statement on Form S-3 ("Registration Statement") including one or more prospectuses included therein ("Prospectuses"), with such amendments (including pre-effective and post-effective amendments) to such Registration Statement and any supplement or supplements to the Prospectuses as may be necessary or appropriate, in connection with registration by the Company of the following securities: (i) debt securities, including but not limited to senior or subordinated debt securities, medium-term notes, debt securities convertible into common stock or convertible into, or exchangeable for, other equity securities, or debt securities secured by assets of the Company, or of any direct or indirect subsidiaries of the Company or of any special purpose entity (a "SPE"), including but not limited to corporations, limited liability companies, limited partnerships or trusts; (ii) common stock of the Company;
(iii) preferred stock of the Company (which may be represented in whole or in part by depositary shares) issuable with such designations, powers, preferences and rights as permitted by the Company's Restated Articles of Incorporation, as amended, and applicable law; (iv) warrants to purchase common stock, preferred stock or debt securities; (v) any other equity securities; and/or (vi) the guaranty of any contract, securities (including any preferred shares or other equity or debt securities) or other obligations of any SPE or of one or more other entities, which securities may be issued from time to time at the discretion of the Terms Committee of the Board of Directors (as established by the Board of Directors);

         NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company does hereby appoint Harold
S. Hook, James R. Tuerff, and Jon P. Newton, and each of them, severally, his true and lawful attorney-in-fact or attorneys-in-fact, with or without the others and with full power of substitution and resubstitution, to execute in his name, place, and stead, in his capacity as a director or officer or both, as the case may be, of the Company:

         (1) the Registration Statement, including the Prospectuses and exhibits thereto, and any and all amendments (including pre-effective and post-effective amendments) to such Registration Statement and any supplement or supplements to the Prospectuses as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission and to appear before the Commission in connection with any matter relating thereto; and

         (2) any application, statement, petition, notice, or other document, or any amendment thereto, or any exhibit filed in connection therewith, which is required to register or qualify (or exempt from registration or qualification) the securities of the Company being offered, and to register or license the Company as a broker or dealer in securities, under the securities or blue-sky or insurance laws of all states as may be necessary or appropriate to permit the offering and sale as contemplated by said Registration Statement.

         Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with such Registration Statement or related securities or blue-sky or insurance filings, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

         IN WITNESS WHEREOF, the undersigned has executed this instrument this 16th day of March, 1995.



                                                  /S/ ROBERT M. DEVLIN
                                              ------------------------------
                                                      Robert M. Devlin

American General Corporation:  Board of Directors

Date:            March 16, 1995
Subject:         Limited Power of Attorney for Shelf Registration Statement on Form S-3


Purpose.         The purpose of this limited power of attorney is to authorize certain officers of the Company to
-------          execute, on behalf of the undersigned person, the Company's Shelf Registration Statement on Form S-3,
                 together with any required further amendments, exhibits or other related documents and to file the same with the Securities and Exchange Commission.

         WHEREAS, AMERICAN GENERAL CORPORATION, a Texas corporation (the "Company"), will file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, a Registration Statement on Form S-3 ("Registration Statement") including one or more prospectuses included therein ("Prospectuses"), with such amendments (including pre-effective and post-effective amendments) to such Registration Statement and any supplement or supplements to the Prospectuses as may be necessary or appropriate, in connection with registration by the Company of the following securities: (i) debt securities, including but not limited to senior or subordinated debt securities, medium-term notes, debt securities convertible into common stock or convertible into, or exchangeable for, other equity securities, or debt securities secured by assets of the Company, or of any direct or indirect subsidiaries of the Company or of any special purpose entity (a "SPE"), including but not limited to corporations, limited liability companies, limited partnerships or trusts; (ii) common stock of the Company;
(iii) preferred stock of the Company (which may be represented in whole or in part by depositary shares) issuable with such designations, powers, preferences and rights as permitted by the Company's Restated Articles of Incorporation, as amended, and applicable law; (iv) warrants to purchase common stock, preferred stock or debt securities; (v) any other equity securities; and/or (vi) the guaranty of any contract, securities (including any preferred shares or other equity or debt securities) or other obligations of any SPE or of one or more other entities, which securities may be issued from time to time at the discretion of the Terms Committee of the Board of Directors (as established by the Board of Directors);

         NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company does hereby appoint James
R. Tuerff and Jon P. Newton, and each of them, severally, his true and lawful attorney-in-fact or attorneys-in-fact, with or without the others and with full power of substitution and resubstitution, to execute in his name, place, and stead, in his capacity as a director or officer or both, as the case may be, of the Company:

         (1) the Registration Statement, including the Prospectuses and exhibits thereto, and any and all amendments (including pre-effective and post-effective amendments) to such Registration Statement and any supplement or supplements to the Prospectuses as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission and to appear before the Commission in connection with any matter relating thereto; and

         (2) any application, statement, petition, notice, or other document, or any amendment thereto, or any exhibit filed in connection therewith, which is required to register or qualify (or exempt from registration or qualification) the securities of the Company being offered, and to register or license the Company as a broker or dealer in securities, under the securities or blue-sky or insurance laws of all states as may be necessary or appropriate to permit the offering and sale as contemplated by said Registration Statement.

         Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with such Registration Statement or related securities or blue-sky or insurance filings, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

         IN WITNESS WHEREOF, the undersigned has executed this instrument this 16th day of March, 1995.



                                                    /S/ HAROLD S. HOOK
                                                ------------------------------
                                                        Harold S. Hook

American General Corporation:  Board of Directors

Date:            March 16, 1995
Subject:         Limited Power of Attorney for Shelf Registration Statement on Form S-3


Purpose.         The purpose of this limited power of attorney is to authorize certain officers of the Company to
-------          execute, on behalf of the undersigned person, the Company's Shelf Registration Statement on Form S-3,
                 together with any required further amendments, exhibits or other related documents and to file the same with the Securities and Exchange Commission.

         WHEREAS, AMERICAN GENERAL CORPORATION, a Texas corporation (the "Company"), will file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, a Registration Statement on Form S-3 ("Registration Statement") including one or more prospectuses included therein ("Prospectuses"), with such amendments (including pre-effective and post-effective amendments) to such Registration Statement and any supplement or supplements to the Prospectuses as may be necessary or appropriate, in connection with registration by the Company of the following securities: (i) debt securities, including but not limited to senior or subordinated debt securities, medium-term notes, debt securities convertible into common stock or convertible into, or exchangeable for, other equity securities, or debt securities secured by assets of the Company, or of any direct or indirect subsidiaries of the Company or of any special purpose entity (a "SPE"), including but not limited to corporations, limited liability companies, limited partnerships or trusts; (ii) common stock of the Company;
(iii) preferred stock of the Company (which may be represented in whole or in part by depositary shares) issuable with such designations, powers, preferences and rights as permitted by the Company's Restated Articles of Incorporation, as amended, and applicable law; (iv) warrants to purchase common stock, preferred stock or debt securities; (v) any other equity securities; and/or (vi) the guaranty of any contract, securities (including any preferred shares or other equity or debt securities) or other obligations of any SPE or of one or more other entities, which securities may be issued from time to time at the discretion of the Terms Committee of the Board of Directors (as established by the Board of Directors);

         NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company does hereby appoint Harold
S. Hook, James R. Tuerff, and Jon P. Newton, and each of them, severally, his true and lawful attorney-in-fact or attorneys-in-fact, with or without the others and with full power of substitution and resubstitution, to execute in his name, place, and stead, in his capacity as a director or officer or both, as the case may be, of the Company:

         (1) the Registration Statement, including the Prospectuses and exhibits thereto, and any and all amendments (including pre-effective and post-effective amendments) to such Registration Statement and any supplement or supplements to the Prospectuses as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission and to appear before the Commission in connection with any matter relating thereto; and

         (2) any application, statement, petition, notice, or other document, or any amendment thereto, or any exhibit filed in connection therewith, which is required to register or qualify (or exempt from registration or qualification) the securities of the Company being offered, and to register or license the Company as a broker or dealer in securities, under the securities or blue-sky or insurance laws of all states as may be necessary or appropriate to permit the offering and sale as contemplated by said Registration Statement.

         Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with such Registration Statement or related securities or blue-sky or insurance filings, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

         IN WITNESS WHEREOF, the undersigned has executed this instrument this 16th day of March, 1995.




                                                   /S/ LARRY D. HORNER
                                              ------------------------------
                                                       Larry D. Horner

American General Corporation:  Board of Directors

Date:            March 16, 1995
Subject:         Limited Power of Attorney for Shelf Registration Statement on Form S-3


Purpose.         The purpose of this limited power of attorney is to authorize certain officers of the Company to
-------          execute, on behalf of the undersigned person, the Company's Shelf Registration Statement on Form S-3,
                 together with any required further amendments, exhibits or other related documents and to file the same with the Securities and Exchange Commission.

         WHEREAS, AMERICAN GENERAL CORPORATION, a Texas corporation (the "Company"), will file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, a Registration Statement on Form S-3 ("Registration Statement") including one or more prospectuses included therein ("Prospectuses"), with such amendments (including pre-effective and post-effective amendments) to such Registration Statement and any supplement or supplements to the Prospectuses as may be necessary or appropriate, in connection with registration by the Company of the following securities: (i) debt securities, including but not limited to senior or subordinated debt securities, medium-term notes, debt securities convertible into common stock or convertible into, or exchangeable for, other equity securities, or debt securities secured by assets of the Company, or of any direct or indirect subsidiaries of the Company or of any special purpose entity (a "SPE"), including but not limited to corporations, limited liability companies, limited partnerships or trusts; (ii) common stock of the Company;
(iii) preferred stock of the Company (which may be represented in whole or in part by depositary shares) issuable with such designations, powers, preferences and rights as permitted by the Company's Restated Articles of Incorporation, as amended, and applicable law; (iv) warrants to purchase common stock, preferred stock or debt securities; (v) any other equity securities; and/or (vi) the guaranty of any contract, securities (including any preferred shares or other equity or debt securities) or other obligations of any SPE or of one or more other entities, which securities may be issued from time to time at the discretion of the Terms Committee of the Board of Directors (as established by the Board of Directors);

         NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company does hereby appoint Harold
S. Hook, James R. Tuerff, and Jon P. Newton, and each of them, severally, his true and lawful attorney-in-fact or attorneys-in-fact, with or without the others and with full power of substitution and resubstitution, to execute in his name, place, and stead, in his capacity as a director or officer or both, as the case may be, of the Company:

         (1) the Registration Statement, including the Prospectuses and exhibits thereto, and any and all amendments (including pre-effective and post-effective amendments) to such Registration Statement and any supplement or supplements to the Prospectuses as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission and to appear before the Commission in connection with any matter relating thereto; and

         (2) any application, statement, petition, notice, or other document, or any amendment thereto, or any exhibit filed in connection therewith, which is required to register or qualify (or exempt from registration or qualification) the securities of the Company being offered, and to register or license the Company as a broker or dealer in securities, under the securities or blue-sky or insurance laws of all states as may be necessary or appropriate to permit the offering and sale as contemplated by said Registration Statement.

         Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with such Registration Statement or related securities or blue-sky or insurance filings, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

         IN WITNESS WHEREOF, the undersigned has executed this instrument this 16th day of March, 1995.




                                             /S/ RICHARD J. V. JOHNSON
                                           ------------------------------
                                                 Richard J. V. Johnson

American General Corporation:  Board of Directors

Date:            March 16, 1995
Subject:         Limited Power of Attorney for Shelf Registration Statement on Form S-3


Purpose.         The purpose of this limited power of attorney is to authorize certain officers of the Company to
-------          execute, on behalf of the undersigned person, the Company's Shelf Registration Statement on Form S-3,
                 together with any required further amendments, exhibits or other related documents and to file the same with the Securities and Exchange Commission.

         WHEREAS, AMERICAN GENERAL CORPORATION, a Texas corporation (the "Company"), will file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, a Registration Statement on Form S-3 ("Registration Statement") including one or more prospectuses included therein ("Prospectuses"), with such amendments (including pre-effective and post-effective amendments) to such Registration Statement and any supplement or supplements to the Prospectuses as may be necessary or appropriate, in connection with registration by the Company of the following securities: (i) debt securities, including but not limited to senior or subordinated debt securities, medium-term notes, debt securities convertible into common stock or convertible into, or exchangeable for, other equity securities, or debt securities secured by assets of the Company, or of any direct or indirect subsidiaries of the Company or of any special purpose entity (a "SPE"), including but not limited to corporations, limited liability companies, limited partnerships or trusts; (ii) common stock of the Company;
(iii) preferred stock of the Company (which may be represented in whole or in part by depositary shares) issuable with such designations, powers, preferences and rights as permitted by the Company's Restated Articles of Incorporation, as amended, and applicable law; (iv) warrants to purchase common stock, preferred stock or debt securities; (v) any other equity securities; and/or (vi) the guaranty of any contract, securities (including any preferred shares or other equity or debt securities) or other obligations of any SPE or of one or more other entities, which securities may be issued from time to time at the discretion of the Terms Committee of the Board of Directors (as established by the Board of Directors);

         NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company does hereby appoint Harold
S. Hook, James R. Tuerff, and Jon P. Newton, and each of them, severally, his true and lawful attorney-in-fact or attorneys-in-fact, with or without the others and with full power of substitution and resubstitution, to execute in his name, place, and stead, in his capacity as a director or officer or both, as the case may be, of the Company:

         (1) the Registration Statement, including the Prospectuses and exhibits thereto, and any and all amendments (including pre-effective and post-effective amendments) to such Registration Statement and any supplement or supplements to the Prospectuses as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission and to appear before the Commission in connection with any matter relating thereto; and

         (2) any application, statement, petition, notice, or other document, or any amendment thereto, or any exhibit filed in connection therewith, which is required to register or qualify (or exempt from registration or qualification) the securities of the Company being offered, and to register or license the Company as a broker or dealer in securities, under the securities or blue-sky or insurance laws of all states as may be necessary or appropriate to permit the offering and sale as contemplated by said Registration Statement.

         Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with such Registration Statement or related securities or blue-sky or insurance filings, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

         IN WITNESS WHEREOF, the undersigned has executed this instrument this 16th day of March, 1995.




                                               /S/ ROBERT E. SMITTCAMP
                                           ------------------------------
                                                   Robert E. Smittcamp

American General Corporation:  Board of Directors

Date:            March 16, 1995
Subject:         Limited Power of Attorney for Shelf Registration Statement on Form S-3


Purpose.         The purpose of this limited power of attorney is to authorize certain officers of the Company to
-------          execute, on behalf of the undersigned person, the Company's Shelf Registration Statement on Form S-3,
                 together with any required further amendments, exhibits or other related documents and to file the same with the Securities and Exchange Commission.

         WHEREAS, AMERICAN GENERAL CORPORATION, a Texas corporation (the "Company"), will file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, a Registration Statement on Form S-3 ("Registration Statement") including one or more prospectuses included therein ("Prospectuses"), with such amendments (including pre-effective and post-effective amendments) to such Registration Statement and any supplement or supplements to the Prospectuses as may be necessary or appropriate, in connection with registration by the Company of the following securities: (i) debt securities, including but not limited to senior or subordinated debt securities, medium-term notes, debt securities convertible into common stock or convertible into, or exchangeable for, other equity securities, or debt securities secured by assets of the Company, or of any direct or indirect subsidiaries of the Company or of any special purpose entity (a "SPE"), including but not limited to corporations, limited liability companies, limited partnerships or trusts; (ii) common stock of the Company;
(iii) preferred stock of the Company (which may be represented in whole or in part by depositary shares) issuable with such designations, powers, preferences and rights as permitted by the Company's Restated Articles of Incorporation, as amended, and applicable law; (iv) warrants to purchase common stock, preferred stock or debt securities; (v) any other equity securities; and/or (vi) the guaranty of any contract, securities (including any preferred shares or other equity or debt securities) or other obligations of any SPE or of one or more other entities, which securities may be issued from time to time at the discretion of the Terms Committee of the Board of Directors (as established by the Board of Directors);

         NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company does hereby appoint Harold
S. Hook and Jon P. Newton, and each of them, severally, his true and lawful attorney- in-fact or attorneys-in-fact, with or without the others and with full power of substitution and resubstitution, to execute in his name, place, and stead, in his capacity as a director or officer or both, as the case may be, of the Company:

         (1) the Registration Statement, including the Prospectuses and exhibits thereto, and any and all amendments (including pre-effective and post-effective amendments) to such Registration Statement and any supplement or supplements to the Prospectuses as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission and to appear before the Commission in connection with any matter relating thereto; and

         (2) any application, statement, petition, notice, or other document, or any amendment thereto, or any exhibit filed in connection therewith, which is required to register or qualify (or exempt from registration or qualification) the securities of the Company being offered, and to register or license the Company as a broker or dealer in securities, under the securities or blue-sky or insurance laws of all states as may be necessary or appropriate to permit the offering and sale as contemplated by said Registration Statement.

         Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with such Registration Statement or related securities or blue-sky or insurance filings, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

         IN WITNESS WHEREOF, the undersigned has executed this instrument this 16th day of March, 1995.



                                                   /S/ JAMES R. TUERFF
                                              ------------------------------
                                                       James R. Tuerff